UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): November 10, 2005
NATIONAL ENERGY GROUP, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	0-19136 (Commission file number)	58-1922764 (I.R.S. employer identification number)

1400 ONE ENERGY SQUARE 4925 GREENVILLE AVENUE DALLAS, TEXAS (Address of principal executive offices)	75206 (Zip code)
Registrant’s telephone number, including area code: (214) 692-9211
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Confidential Information Memorandum

Item 7.01. Regulation FD Disclosure.
     On November 10, 2005, AREP Oil & Gas LLC (“AREP Oil & Gas”), a Delaware limited liability company and the owner of 50.1% of the issued and outstanding common stock of National Energy Group, Inc., a Delaware corporation (the “Company”), distributed a Confidential Information Memorandum (the “Memorandum”) to a group of prospective lenders in connection with AREP Oil & Gas’s efforts to obtain financing to, among other things, purchase the indebtedness of NEG Operating LLC, a Delaware limited liability company and a wholly-owned subsidiary of NEG Holding LLC, a Delaware limited liability company, outstanding under an existing credit facility with Mizuho Corporate Bank, Ltd. as the Administrative Agent and the Bank of Texas, N.A. and the Bank of Nova Scotia as Co-Agents (the “Mizuho Note”), for approximately $131 million. The Company owns an unconsolidated non-controlling 50% interest in NEG Holding LLC. AREP Oil & Gas intends to pledge the Mizuho Note to the lenders in its new credit facility.
     Certain excerpts of the Memorandum regarding the Company and the oil and natural gas properties of NEG Operating LLC, including proved reserves and drilling locations as of June 30, 2005 and production data as of September 30, 2005, are attached as an exhibit hereto. In addition, AREP Oil & Gas disclosed that NEG Operating LLC’s PV10% from future net cash flows at June 30, 2005 of $792.2 million included $470.0 million attributable to proved developed reserves and $322.2 million attributable to proved undeveloped reserves.
     All of NEG Operating LLC’s reserves are located in the continental United States. NEG Operating LLC’s reserves were prepared using constant prices and costs in accordance with the published guidelines of the Securities and Exchange Commission (“SEC”). The net weighted average prices used in calculating NEG Operating LLC’s reserves at June 30, 2005, were $56.50 per barrel of oil and $7.08 per Mcf of natural gas. The estimation of reserves and future net revenues can be materially affected by the oil and natural gas prices used in preparing the reserve report.
     All reserves are evaluated at constant temperature and pressure which can affect the measurement of natural gas reserves. Estimated operating costs, development costs, abandonment costs, severance taxes and ad valorem taxes were deducted in arriving at the estimated future net cash flows. No provision was made for income taxes. The estimates set forth in the reserves in the attached exhibit are considered to be economically recoverable under normal operating methods and existing conditions at the prices and operating costs prevailing at the dates indicated therein. There can be no assurance that these estimates are accurate predictions of future net cash flows from oil and natural gas reserves or their present value.
     Reservoir engineering is a subjective process of estimating the volumes of underground accumulations of oil and natural gas which cannot be measured precisely. The accuracy of any reserve estimates is a function of the quality of available data and of engineering and geological interpretation and judgment. Reserve estimates prepared by other engineers might differ from the estimates contained herein. Results of drilling, testing, and production subsequent to the date of the estimate may justify revision of such estimate. Future prices received for the sale of oil and natural gas may be different from those used in preparing these reports. The amounts and timing of future operating and development costs may also differ from those used. Accordingly, reserve estimates are often different from the quantities of oil and natural gas that are ultimately recovered.

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act of 1934, as amended.
     FORWARD-LOOKING STATEMENTS
     This Current Report on Form 8-K (“Current Report”) includes “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934, as amended. The words “anticipate,” “expect,” “estimate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this Current Report that address activities, events, or developments that we expect or anticipate will or may occur in the future relating to the operations of National Energy Group, Inc. or our unconsolidated non-controlling 50% equity interest in NEG Holding LLC and its subsidiary, NEG Operating LLC, including such things as estimated future net revenues from oil and natural gas reserves and the present value thereof, drilling of wells, future production of oil and natural gas, future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion, and growth of our business and operations, plans, references to future success, references to intentions as to future matters and other such matters are forward-looking statements and include statements regarding the interest, belief or current expectations of our management, directors, or our officers regarding such matters. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including uncertainties relating to strategic decisions of AREP Oil and Gas LLC, as the managing member of NEG Holding LLC and the principal owner of the other companies that we manage, future oil and natural gas prices, future operating costs, severance and excise taxes, general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other oil and natural gas companies, changes in laws or regulations, adverse weather and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit is deemed to be “furnished” and not be deemed to be “filed” for purposes of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	Excerpt of AREP Oil & Gas, LLC Confidential Information Memorandum dated November 10, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
Date: November 10, 2005	By:	/s/ Randall D. Cooley
		Name:	Randall D. Cooley
		Title:	Vice President and Chief Financial Officer

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